SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  September 4, 1998
                                                            -----------------

                              J R CONSULTING, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)




           Nevada                 2-78335-NY                  13-3121128
           ------                 ----------                  ----------
       (State or other         (Commission File              (IRS Employer
       jurisdiction of              Number)                 Identification No.)
       incorporation)



           180 Varick Street, 13th Floor, New York, New York    10014
           -------------------------------------------------    -----
              (Address of Principal Executive Offices)        (Zip Code)


     Registrant's telephone number, including area code   (212) 807-6777


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants.

         On September 4, 1998, the Registrant's Board of Directors appointed Marcum & Kliegman LLP ("M&K") as the Registrant's independent auditors for the fiscal year ending June 30, 1998. M&K replaced Coopers & Lybrand ("C&L"), which had audited the Registrant's financial statements for the last two fiscal years ended June 30, 1997 and 1996, respectively.

         M&K has audited the financial statements of Prima Eastwest Model Management, Inc., a California corporation and a wholly-owned subsidiary of the Registrant ("Prima"), since the Registrant acquired Prima in March 1996. M&K is familiar with the financial recordkeeping requirements of the model agency business in general and of Prima in specific. The Registrant can achieve significant cost savings if M&K audits the financial statements of the Registrant's model agency business in the United States for the fiscal year ended June 30, 1998. The Registrant considers the appointment of M&K to audit the Registrant's consolidated financial statements for the fiscal year ended June 30, 1998, to be the most economical and logical choice practically available to it at present.

         With respect to the Registrant's financial statements for the fiscal year ended June 30, 1996, C&L originally issued a disclaimer of opinion dated July 31, 1997. In the disclaimer, C&L stated that, for the period from March 1, 1996, through June 30, 1996, during which Prima formed part of the Registrant's organization for 1996 fiscal year financial statement purposes, the records maintained by Prima were unauditable with respect to balances for accounts receivable from and accounts payable to models, as explained in Note 3 to those financial statements. Because of the absence of reliable financial records for Prima and the impossibility to apply the necessary auditing procedures, C&L stated that the scope of its work was not sufficient to enable it to express an opinion on the Registrant's financial statements for that fiscal year.

         C&L thereafter issued an opinion, which was dated May 1998 and was subject to a going concern qualification, on the Registrant's financial statements for the two fiscal years ended June 30, 1997. In the opinion, C&L stated that, as described in Note 3 to those financial statements, the Registrant had been able to adequately re-construct the accounting records of Prima so as to be able to restate the records for accounts receivable and accounts payable to models for the fiscal year ended June 30, 1996. That resulted in C&L being able to express the opinion dated May 1998 on the Registrant's financial statements for the fiscal year ended June 30, 1996, which is different from the previous disclaimer of opinion dated July 31, 1997.

         Other than the foregoing, none of C&L's reports on the Registrant's financial statements for either of the Registrant's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. During those two fiscal years, there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Item 7.    Financial Statements and Exhibits.

                    (a)    Exhibits:

                    16.1 Letter on change in certifying accountant from Coopers & Lybrand.*

---------------------

         *     To be filed by amendment.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  September 8, 1998               J R CONSULTING, INC.
                                            --------------------
                                            (Registrant)


                                            By:  /s/ Peter Zachariou
                                               --------------------------------
                                                     Peter Zachariou, President